UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

 Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 15, 2003

(Date of Report, date of earliest event reported)

Stage Stores, Inc.

(Exact name of registrant as specified in its charter)

000-21011

(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)
10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(713) 667-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure

On December 15, 2003, Ronald W. Wuensch resigned from the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                STAGE STORES, INC.

December 16, 2003                                                                 /s/ Michael E. McCreery

(Date)                                                                                      Michael E. McCreery

                                                                                                Executive Vice President and Chief

                                                                                                Financial Officer